UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 29, 2004


                    DIRECT RESPONSE FINANCIAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                      333-52268               84-1547578
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                              2899 AGOURA ROAD #115
                           WESTLAKE VILLAGE, CA 91361
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (818) 735-3726

                                   Copies to:
                             DARRIN M. OCASIO, ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                     1065 AVENUE OF THE AMERICAS, 21ST FLR.
                            NEW YORK, NEW YORK 10018
                                 (212) 930-9700
                              (212) 930-9725 (FAX)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 29, 2004, Direct Response Financial Services, Inc.'s subsidiary, Direct Card Services, LLC ("DCS") entered into an amendment (the "Amendment") to that certain Memorandum of Understanding dated November 5, 2003, ("MOU") by and between ROI Media Solutions, LLC ("ROI") and Direct Card Services. The purpose of the Amendment was to clarify certain rights, responsibilities and obligations between the parties.

Under the November 5, 2003 Memorandum of Understanding, DCS and ROI agreed to work together to offer a stored value debit card solution to various independent radio stations and networks. The parties further agreed to create a test program for the debit card, and to work toward a program rollout should the test program prove successful.

Under the Amendment, should the stored value card test programs contemplated by the MOU not commence by January 31, 2005, and absent a joint written extension of the MOU as amended, the MOU shall expire and be of no further force or effect. In that event, DCS shall be the sole and exclusive owner of the test programs. Such ownership by DCS is subject to the right of ROI to acquire the Los Angeles test program from DCS in exchange for full and timely reimbursement to DCS of all expenses incurred by DCS directly related to the Los Angeles test program. If such payment is not timely made by ROI within sixty (60) days to DCS, then DCS retains any and all rights to the Los Angeles test program provided DCS reimburse ROI for any direct expenses related to the Los Angeles test program. DCS has the right to acquire any interest of ROI in the Phoenix test program in exchange for payment of ROI expenses directly related to the Phoenix test program. Such payment is to be made within sixty (60) days to ROI from DCS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c)      EXHIBITS.

EXHIBIT
NUMBER                             DESCRIPTION
--------------------------------------------------------------------------------
4.1 Amendment to Memorandum of Understanding dated September 29, 2004 by and between Direct Card Services, LLC and ROI Media Solutions, LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIRECT RESPONSE FINANCIAL SERVICES, INC.


Date: January 20, 2005                  /s/ Ted Kozub
                                        --------------------------
                                        Ted Kozub
                                        Chief Executive Officer